UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-23084

Series Portfolios Trust
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI  53202
(Address of principal executive offices) (Zip code)

Ryan L. Roell, President
Series Portfolios Trust
c/o U.S. Bancorp Fund Services, LLC
777 East Wisconsin Ave, 5th Fl
Milwaukee, WI  53202
(Name and address of agent for service)

(414) 765-6839
Registrant's telephone number, including area code

Date of fiscal year end: December 31, 2021

Date of reporting period:  December 31, 2021

Item 1. Report to Stockholders.

(a)

Heitman US Real Estate Securities Fund

Institutional Class – htmix
Investor Class – htmnx

Annual Report

December 31, 2021

HEITMAN US REAL ESTATE SECURITIES FUND

2021 Annual Review – US

The REIT markets finished 2021 on a high note. The FTSE NAREIT Equity Index finished the year with a 43.24% return and the Fund’s Institutional class returned 43.09%. For comparison, US Equities delivered 28.71%.1

Early in the year, we saw an acceleration of the post-COVID-19 economic recovery. This activity was largely a result of the unprecedented levels of monetary and fiscal stimulus announced and injected into the financial and real economy, but was also due to vaccine rollouts.

As the year progressed, estimates for US economic growth were raised. In kind, inflation expectations have also increased with CPI inflation at year end sitting uncomfortably above the Federal Reserve target as a cocktail of investor concerns weigh on the markets. Outside of concerns for the outlook of inflation, moderating global economic growth expectations (from elevated levels), supply chain bottlenecks, and imminent Federal Reserve tapering, alongside the evolution of COVID-19 variant mutations and their impact on the economy, are setting 2022 up as a challenging year.

The strong performance from the REIT markets, particularly in the fourth quarter was somewhat surprising given the escalation of Omicron variant cases across the globe, delays in travel and return to work, and Federal Reserve rhetoric.  The December US Federal Open Market Committee (FOMC) meeting was hawkish, with the dot plot showing eight hikes between 2022 and 2024. However, it stopped short of signaling restrictive policy, suggesting members believe they can curb inflation without stifling the recovery.

Furthermore, coincident economic indicators show a rebound in consumer spending and rising manufacturing output, which is expected to slow inflation in 2022. Nevertheless, economic momentum may stall depending on the impact of Omicron’s transmissibility and virulence.

Inflation concerns continue to dominate market sentiment but show early signs of peaking. Bloomberg Economics Consensus Forecasts shows US CPI inflation peaking in 2021 at 4.7%, retracting to 4.4% in 2022 and 2.4% in 2023. Similarly, economic growth is showing a similar path, with GDP expected to deliver 5.6% for 2021 and 3.9% in 2022.2  If this scenario plays out, the upward pressure on official and market-based interest rates will be more muted than expected around the middle of last year. Nevertheless, tightening will depend on the governments’ response to the COVID-19 pandemic. Still, at the date of writing, the market view remains that this rate hike cycle will be modest compared to history, and with persistently high inflation, real rates are likely to continue to stay negative for some time.

In line with our thoughts over the course of 2021, Heitman expects progress on the COVID-19 vaccination booster rollout, along with continued accommodative monetary and fiscal policies to provide enough stimulus to see the economy expand, nonetheless at more moderate rates.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-799-2944.
___________

[1]	Source: Bloomberg. US Equities = S&P 500 Total Return Index. Performance presented in USD; 12 months ending 12/31/2021
[2]	Source Bloomberg Survey of Economists, January 6, 2022

HEITMAN US REAL ESTATE SECURITIES FUND

Bond yields, a relative valuation indicator of the REIT market, remained remarkably stable over the year. The US 10-year Treasury yield ended at 1.51%. Since the end of the year, the US yield has risen to 1.73%, in line with levels at the end of Q1 2021. Inflation expectations remain steady with the US five-year inflation breakeven rates finishing the year at 2.27%.

Themes and Performance

The US REIT market delivered a 43.24% return with the storage, retail, logistics, and residential sectors exceeding the benchmark return.

Hotels, healthcare, office, specialty, and digital infrastructure lagged. Storage and logistics benefited from both cyclical and secular tailwinds as demand for space soared. Retail saw a recovery as the economy reopened and consumer spending was directed to bricks and mortar-based merchants. For the strip center retail sector, according to company management, the sector is benefitting from the household formation in suburban locations generating strong demand for the storefront. Additionally, tenants have enhanced their omnichannel strategy and are more effectively utilizing their store footprint to accommodate in-person shopping as well as online delivery/pickup. Residential was buoyed by continued low interest rates as house prices rose as well as a return of renters to gateway cities.

In a theme consistent with the last two years, hotels, offices, and healthcare stocks in sectors geared to the economic reopening and aged care, underperformed as the COVID-19 Delta variant infection rate (and resultant fears) rose.  In our opinion, work-from-home arrangements continue to cast uncertainty over the US office sector, evidenced by persistent share price underperformance and discounts to estimates of net asset value.

Additionally, mergers, corporate activity, and capital raising were dominant themes throughout the year. In the digital infrastructure sector, Blackstone Group Inc. and data center company QTS Realty Trust agreed to a ~$10 billion take private deal and both CyrusOne Inc and Coresite Realty Corporation, both data centers, became subject to takeovers for US$11.5 billion and US$9.5 billion, respectively, in cash deals.  Elsewhere, Kimco Realty Corp. announced a deal to merge with Weingarten Realty Investors for $5.6 billion and Realty Income Corp. agreed to acquire VEREIT Inc. for $17.3 billion.

We added value in the logistics, data centers, and freestanding retail, primarily from stock selection decisions. Logistics stocks continued their strong performance, gaining over 30% buoyed by continued investor and occupier demand and delivering better-than-expected operating results and upgraded guidance. Our preference for Duke Realty Corp and Rexford Industrial Realty, a Southern Californian REIT, added the most value.

Outlook

Even after the substantial gains in 2021, REITs continued to benefit from recovering fundamentals and strong demand from the private market for real estate in most markets as sectors. We continue to balance the portfolio positioning around “reopening” cyclical sectors and stocks with identifiable catalysts and strong secular economic, demographic and technology-related tailwinds. COVID-19 news volatility presents attractive stock-picking opportunities in the current market when valuation dispersions widen.

As of the end of December 2021, on Heitman estimates, the US REIT market was trading at a 4.6% implied cap rate, 15.5% premium to NAV and 2.7% dividend yield. Heitman estimates are measured on the FTSE NAREIT Equity Index as of December 31, 2021.

HEITMAN US REAL ESTATE SECURITIES FUND

While the premium to NAV valuation metric shows elevated levels, these estimates are primarily based on historical and current transactions. However, we believe that forward-looking indicators of value, such as the historically wide spread of cap rates against investment-grade bonds and the sizeable amount of private capital on the sidelines, suggest cap rates will continue to compress for property types that demonstrate growing or stable cash flows. For example, the most recent quarter for REIT earnings season proved to be better than expected for many companies. According to Citi, 75% of REITs beat estimates and 80% increased full-year guidance.

As of 12/31/21, the Fund’s Institutional class’ 1-year and (annualized) since inception (12/29/17) returns were 43.09% and 13.23%, respectively. Performance data quoted represents past performance; past performance does not guarantee future results. Gross expense ratio of 1.29% and net expense ratio of 0.77%. The Adviser has contractually agreed to reduce its management fees through at least April 30, 2030. The fund imposes a 1.00% redemption fee on shares held 30 days or less. Performance does not reflect the redemption fee and, if it had, returns would be lower.

Important Disclosures

–	Past performance is no guarantee of future results.

–
The written materials contained herein were prepared from sources and data presumed by Heitman to be reliable.  Heitman makes no representation or warranty, express or implied, with respect to their accuracy, timeliness or completeness. The firm uses Bloomberg as one of its sources for research, economic information and market data.

–	Performance of the Wilshire US Real Estate Securities index classified using Heitman Proprietary property types.

–
The performance information in the preceding Commentary does not reflect the performance of any fund, product or account managed or serviced by Heitman. Returns are expressed in US dollars. Current performance of Heitman US strategies may be higher or lower than the performance data quoted. Any extraordinary performance shown for short periods of time may not be sustainable and is not representative of the performance over longer periods.

–
The views and opinions in the preceding Commentary are as of the date of publication and are subject to change. The information provided in this commentary does not provide information reasonably sufficient upon which to base an investment decision and should not be considered a recommendation to purchase or sell any particular security.

–
There is no guarantee that any market forecast set forth in this presentation will be realized. Portfolio holdings are subject to change. The performance of any single portfolio holding is no indication of the performance of other portfolio holdings of the Fund. Any portfolio holding mentioned does not represent all holdings purchased and sold for the Fund. Any statements contained herein that are “forward-looking statements” or otherwise are not historical facts but rather are based on expectations, estimates, projections and opinions of Heitman involve known and unknown risks, uncertainties and other factors. Actual events or results may differ materially from those reflected or contemplated in such statements. Accordingly, Heitman expressly disclaims any responsibility or liability for any loss or damage that may be incurred by any party who relies on the written materials contained herein.

HEITMAN US REAL ESTATE SECURITIES FUND

–
The Wilshire US Real Estate Securities Index (“Wilshire US RESI”) is a market capitalization weighted index of publicly traded real estate securities including REITs and REOCs. Beginning in January, 2005 the Wilshire US RESI is presented in the “float adjusted” version. Prior to January, 2005 the Wilshire US RESI was presented in the “full cap” version. The FTSE NAREIT (National Association of Real Estate Investment Trusts) Index is a total return performance index of all equity REITs tracked by FTSE NAREIT.  NASDAQ is a broad based capitalization index-weighted index of stocks in all three NASDAQ tiers: Global Select, Global Market and Capital Market. The Dow Jones Industrial Average is the measure of the performance of 30 “blue-chip” stocks, considered the leaders of the market. The S&P 500 Index is an unmanaged index generally considered to be representative of the large cap segment of the market. The Russell 2000 Index is comprised of the smallest 2000 companies in the Russell 3000 Index, representing approximately 11% of the Russell 3000 total market capitalization. The Dow Jones Utility is price-weighted average of 15 utility companies that are listed on NYSE and involved in production if electrical energy. The Indices are presented for illustrative purposes only and are not intended to imply Heitman’s past or future performance. The performance of the Indices assumes dividend reinvestment, but do not reflect transaction costs, advisory fees, custodian fees, trading costs and other costs of investment. Individuals cannot directly invest in any of the Indices described above.

–
The Fund’s investments in REITs and other real estate companies are subject to the same risks as direct investments in real estate, and their value will depend on the value of the underlying real estate interests. These risks include possible declines in the value of real estate, possible lack of availability of mortgage funds and unexpected vacancies of properties. The Fund is non-diversified, which means that it may invest a high percentage of its assets in a limited number of securities. There may be less trading in a smaller company’s stock, which means that buy and sell transactions in that stock could have a larger impact on the stock’s price than is the case with larger company stocks.

HEITMAN US REAL ESTATE SECURITIES FUND

Value of $25,000 Investment (Unaudited)

The chart assumes an initial investment of $25,000. Performance includes gains or losses plus income and the reinvestment of all dividends and interest. All returns reflect the deduction of all actual fees and expenses, without provision for state or local taxes. Performance would have been lower without fee waivers in effect. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance does not reflect the deduction of taxes that a shareholder would pay on distributions or redemptions. Current performance of the Fund may be higher or lower than the performance quoted. Short term performance, in particular, is not a good indication of the Fund’s future performance and an investment should not be made based solely on returns. Performance data current to the most recent month end may be obtained by calling 1-888-799-2944.

Rates of Return (%) – As of December 31, 2021

	One Year	Three Year	Since Inception(1)
Institutional Class	43.09%	19.47%	13.23%
Investor Class	42.78%	19.20%	12.94%
FTSE NAREIT Equity REITs Total Return Index(2)(4)	43.24%	18.41%	12.16%
Wilshire U.S. Real Estate Securities IndexSM(3)	46.10%	19.16%	12.64%

(1)	Inception date of January 1, 2018.
(2)
The FTSE NAREIT Equity REITs Index contains all Equity REITs not designated as Timber REITs or Infrastructure REITs. NAREIT is the trade association for REITs and publicly traded real estate companies with an interest in the U.S. property and investment markets.

(3)
The Wilshire U.S. Real Estate Securities IndexSM (Wilshire US RESI) measures U.S. publicly-traded real estate securities. The Wilshire US RESI is comprised of publicly-traded real estate equity securities and unencumbered by limitations of other appraisal-based indexes. Exclusions include: mortgage REITs, net-lease REITs, real estate finance companies, mortgage brokers and bankers, commercial and residential real estate brokers, home builders, large landowners and sub-dividers of unimproved land, hybrid REITs and timber REITs.

(4)
The Fund has replaced the Wilshire U.S. Real Estate Securities IndexSM with the FTSE NAREIT Equity Index. The Adviser believes that the use of the FTSE NAREIT Equity Index provides a more appropriate comparative benchmark.

HEITMAN US REAL ESTATE SECURITIES FUND

Expense Example (Unaudited)
December 31, 2021

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund specific expenses. The expense example is intended to help the shareholder understand ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the most recent period.

The Actual Expenses comparison provides information about actual account values and actual expenses. A shareholder may use the information in this line, together with the amount invested, to estimate the expenses paid over the period. A shareholder may divide his/her account value by $1,000 (e.g., an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses paid on his/her account during this period.

The Hypothetical Example for Comparison Purposes provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid for the period. A shareholder may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, a shareholder would compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

The expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemptions fees or exchange fees. Therefore, the Hypothetical Example for Comparisons Purposes is useful in comparing ongoing costs only and will not help to determine the relevant total costs of owning different funds. In addition, if these transactional costs were included, shareholder costs would have been higher.

	Annualized Net	Beginning	Ending	Expenses Paid
	Expense Ratio	Account Value	Account Value	During Period(1)
	(12/31/2021)	(7/1/2021)	(12/31/2021)	(7/1/2021 to 12/31/2021)
Institutional Class
Actual(2)	0.77%	$1,000.00	$1,167.00	$4.21
Hypothetical (5% annual
return before expenses)	0.77%	$1,000.00	$1,021.32	$3.92

Investor Class
Actual(2)	1.02%	$1,000.00	$1,166.00	$5.57
Hypothetical (5% annual
return before expenses)	1.02%	$1,000.00	$1,020.06	$5.19

(1)	Expenses are equal to the Fund’s annualized expense ratio for the period multiplied by the average account value over the period, multiplied by 184/365 to reflect its six-month period.
(2)	Based on the actual returns for the period from July 1, 2021 through December 31, 2021 of 16.70% and 16.60% for the Institutional Class and Investor Class, respectively.

HEITMAN US REAL ESTATE SECURITIES FUND

Allocation of Portfolio (Unaudited)(1)
December 31, 2021
(% of Net Assets)

Top 10 REIT Holdings (Unaudited)(1)
As of December 31, 2021
(% of Net Assets)

AvalonBay Communities, Inc.	6.51%
Public Storage	6.33%
Digital Realty Trust, Inc.	5.99%
Prologis, Inc.	5.73%
Sun Communities, Inc.	5.26%
Duke Realty Corporation	5.23%
Rexford Industrial Realty, Inc.	4.43%
Kimco Realty Corporation	4.40%
Welltower, Inc.	4.24%
Equinix, Inc.	4.03%

(1)	Fund holdings and sector allocations are subject to change at any time and are not recommendations to buy or sell any security.

HEITMAN US REAL ESTATE SECURITIES FUND

Schedule of Investments
December 31, 2021

	Shares	Value
COMMON STOCKS – 1.31%

Real Estate Operating Companies – 1.31%
Tricon Residential, Inc. (b)	130,076	$1,987,561
TOTAL COMMON STOCKS
(Cost $1,739,871)		1,987,561

REAL ESTATE INVESTMENT TRUSTS (REITs) – 97.49%

Health Care REITs – 11.74%
CareTrust REIT, Inc.	60,994	1,392,493
Healthpeak Properties, Inc.	103,177	3,723,658
Physicians Realty Trust	91,824	1,729,046
Ventas, Inc.	89,061	4,552,798
Welltower, Inc.	75,197	6,449,647
		17,847,642
Hotel & Resort REITs – 4.14%
DiamondRock Hospitality Company (a)	389,442	3,742,538
Pebblebrook Hotel Trust	113,687	2,543,178
		6,285,716
Industrial REITs – 17.18%
Duke Realty Corporation	121,232	7,957,668
First Industrial Realty Trust, Inc.	41,210	2,728,102
Prologis, Inc.	51,720	8,707,579
Rexford Industrial Realty, Inc.	82,980	6,730,508
		26,123,857
Office REITs – 5.25%
Kilroy Realty Corporation	53,237	3,538,131
Piedmont Office Realty Trust, Inc., Class A	174,259	3,202,881
Postal Realty Trust, Inc., Class A	62,784	1,243,123
		7,984,135
Residential REITs – 21.80%
AvalonBay Communities, Inc.	39,174	9,894,961
Camden Property Trust	16,313	2,914,807
Centerspace	16,350	1,813,215
Independence Realty Trust, Inc.	49,794	1,286,179
Invitation Homes, Inc.	91,927	4,167,970
Sun Communities, Inc.	38,118	8,003,636
UDR, Inc.	84,506	5,069,515
		33,150,283

The accompanying notes are an integral part of these financial statements.

HEITMAN US REAL ESTATE SECURITIES FUND

Schedule of Investments – Continued
December 31, 2021

	Shares	Value

Retail REITs – 15.80%
Acadia Realty Trust	34,053	$743,377
Agree Realty Corporation	40,510	2,890,793
Federal Realty Investment Trust	29,493	4,020,486
Kimco Realty Corporation	271,486	6,692,130
NETSTREIT Corporation	92,424	2,116,509
Realty Income Corporation	65,030	4,655,498
Simon Property Group, Inc.	18,200	2,907,814
		24,026,607

Specialized REITs – 21.58%
Digital Realty Trust, Inc.	51,451	9,100,138
EPR Properties	30,046	1,426,884
Equinix, Inc.	7,246	6,128,957
Life Storage, Inc.	24,216	3,709,407
Public Storage	25,710	9,629,938
SBA Communications Corporation	7,240	2,816,505
		32,811,829
TOTAL REITs
(Cost $119,200,717)		148,230,069

SHORT-TERM INVESTMENTS – 1.00%

Money Market Fund – 1.00%
First American Treasury Obligations Fund, Class X, 0.1% (c)	1,518,719	1,518,719
Total Short-Term Investments
(Cost $1,518,719)		1,518,719
Total Investments
(Cost $122,459,307) – 99.80%		151,736,349
Other Assets in Excess of Liabilities – 0.20%		302,331
Total Net Assets – 100.00%		$152,038,680

(a)	Non-income producing security.
(b)	Foreign security.
(c)	The rate quoted is the annualized seven-day effective yield as of December 31, 2021.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”).  GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Fund Services”).

The accompanying notes are an integral part of these financial statements.

HEITMAN US REAL ESTATE SECURITIES FUND

Statement of Assets and Liabilities
December 31, 2021

ASSETS:
Investments, at value (Cost $122,459,307)	$151,736,349
Receivable for investments sold	292,371
Dividends and interest receivable	420,550
Prepaid expenses and other receivables	32,327
Total assets	152,481,597

LIABILITIES:
Payable for investments purchased	306,943
Payable to the Adviser	59,060
Payable for fund administration and fund accounting fees	34,449
Payable for transfer agent fees and expenses	11,015
Payable for custodian fees	3,237
Payable for compliance fees	2,642
Distribution fees payable	53
Payable for trustees’ fees	1
Accrued expenses and other liabilities	25,517
Total liabilities	442,917
NET ASSETS	$152,038,680

NET ASSETS CONSIST OF:
Paid-in capital	120,848,292
Total distributable earnings	31,190,388
Total net assets	$152,038,680

	Institutional	Investor
	Class Shares	Class Shares
Net assets	$152,008,867	$29,813
Shares issued and outstanding(1)	11,675,475	2,296
Net asset value, offering, and redemption price per share(2)	$13.02	$12.99

(1)	Unlimited shares authorized without par value.
(2)	A redemption fee of 1.00% may be charged on shares redeemed within 30 days of purchase.

The accompanying notes are an integral part of these financial statements.

HEITMAN US REAL ESTATE SECURITIES FUND

Statement of Operations
For the Year Ended December 31, 2021

INVESTMENT INCOME:
Dividend income (net of withholding taxes of $1,132)	$2,352,284
Interest income	171
Total investment income	2,352,455

EXPENSES:
Investment advisory fees (See Note 3)	728,595
Fund administration and fund accounting fees (See Note 3)	156,166
Transfer agent fees (See Note 3)	66,171
Federal and state registration fees	47,414
Legal fees	29,099
Audit fees	22,501
Custodian fees (See Note 3)	19,128
Compliance fees (See Note 3)	15,832
Trustees’ fees (See Note 3)	13,594
Sub-transfer agent fees – Institutional Class	8,620
Reports to shareholders	4,553
Distribution fees – Investor Class (See Note 5)	62
Other	9,731
Total expenses before waiver/reimbursement	1,121,466
Less: Expense waiver/reimbursement by Adviser (See Note 3)	(137,143)
Net expenses	984,323
NET INVESTMENT INCOME	1,368,132

REALIZED AND CHANGE IN UNREALIZED GAIN ON INVESTMENTS:
Net realized gain on investments	17,200,751
Net change in unrealized appreciation on investments	27,005,200
Net realized and change in unrealized gain on investments	44,205,951
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$45,574,083

The accompanying notes are an integral part of these financial statements.

HEITMAN US REAL ESTATE SECURITIES FUND

Statements of Changes in Net Assets

	For the Year Ended	For the Year Ended
	December 31, 2021	December 31, 2020
OPERATIONS:
Net investment income	$1,368,132	$697,887
Net realized gain (loss) on investments	17,200,751	(3,070,963)
Change in unrealized appreciation on investments	27,005,200	1,235,889
Net increase (decrease) in net assets resulting from operations	45,574,083	(1,137,187)

DISTRIBUTIONS TO SHAREHOLDERS:
From distributable earnings
Institutional Class	(13,392,792)	(1,118,369)
Investor Class	(2,785)	(328)
From return of capital
Institutional Class	—	(250)
Investor Class	—	—
Total distributions to shareholders	(13,395,577)	(1,118,947)

CAPITAL SHARE TRANSACTIONS:
Net increase in net assets resulting from capital share transactions(1)	11,586,084	66,928,321

NET INCREASE IN NET ASSETS	43,764,590	64,672,187

NET ASSETS:
Beginning of year	108,274,090	43,601,903
End of year	$152,038,680	$108,274,090

(1)	A summary of capital share transactions is as follows:

	For the Year Ended		For the Year Ended
SHARE TRANSACTIONS:	December 31, 2021		December 31, 2020
Institutional Class	Shares	Amount	Shares	Amount
Issued	196,637	$2,401,918	1,615,452	$16,029,710
Issued in transfer-in-kind	—	—	5,042,906	50,328,202
Issued to holders in reinvestment of dividends	1,054,734	13,022,594	108,176	1,006,054
Redeemed	(371,297)	(3,844,104)	(41,006)	(443,076)
Net increase in Institutional Class	880,074	$11,580,408	6,725,528	$66,920,890
Investor Class
Issued	507	$5,925	750	$7,230
Issued to holders in reinvestment of dividends	226	2,786	22	201
Redeemed	(247)	(3,035)	—	—
Net increase in Investor Class	486	5,676	772	7,431
Net increase in shares outstanding	880,560	$11,586,084	6,726,300	$66,928,321

The accompanying notes are an integral part of these financial statements.

HEITMAN US REAL ESTATE SECURITIES FUND

Financial Highlights

	Year Ended	Year Ended		Year Ended	Year Ended
	December 31,	December 31,		December 31,	December 31,
	2021	2020		2019	2018(1)
Institutional Class

PER SHARE DATA(2):
Net asset value, beginning of year	$10.03	$10.71		$9.21	$10.00

INVESTMENT OPERATIONS:
Net investment income(3)	0.13	0.16		0.15	0.27
Net realized and unrealized
gain (loss) on investments	4.11	(0.64)		2.08	(0.61)
Total from investment operations	4.24	(0.48)		2.23	(0.34)

LESS DISTRIBUTIONS FROM:
Net investment income	(0.17)	(0.18)		(0.19)	(0.14)
Net realized gains	(1.08)	(0.02)		(0.54)	(0.28)
Return of capital	—	(0.00	)(4)	—	(0.03)
Total distributions	(1.25)	(0.20)		(0.73)	(0.45)
Redemption fees	—	—		—	0.00	(4)
Net asset value, end of year	$13.02	$10.03		$10.71	$9.21

TOTAL RETURN(5)	43.09%	-4.28%		24.50%	-3.52%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of year (in thousands)	$152,009	$108,256		$43,591	$16,880
Ratio of gross expenses to average net assets:
Before expense waiver/reimbursement(6)	0.87%	1.29%		1.45%	3.40%
After expense waiver/reimbursement(6)	0.77%	0.77%		0.77%	0.48	%(7)
Ratio of net investment income to average net assets(6)	1.07%	1.65%		1.39%	2.67%
Portfolio turnover rate(5)(8)	122%	216%		149%	148%

(1)	Inception date of the Fund was January 1, 2018.
(2)	For an Institutional Class share outstanding for the entire year.
(3)	Calculated based on average shares outstanding during the year.
(4)	Amount per share is less than $0.005.
(5)	Not annualized for periods less than one year.
(6)	Annualized for periods less than one year.
(7)	The effect of the voluntary expense reimbursement on an Investor Class share as of December 31, 2018 was 0.285%.
(8)
The portfolio turnover disclosed is for the Fund as a whole.  The numerator for the portfolio turnover rate includes the lesser of purchases or sales (excluding short-term investments). The denominator includes the average fair value of long positions throughout the year.

The accompanying notes are an integral part of these financial statements.

HEITMAN US REAL ESTATE SECURITIES FUND

Financial Highlights

	Year Ended	Year Ended		Year Ended	Year Ended
	December 31,	December 31,		December 31,	December 31,
	2021	2020		2019	2018(1)
Investor Class

PER SHARE DATA(2):
Net asset value, beginning of year	$10.01	$10.70		$9.20	$10.00

INVESTMENT OPERATIONS:
Net investment income(3)	0.10	0.13		0.13	0.20
Net realized and unrealized
gain (loss) on investments	4.10	(0.64)		2.08	(0.57)
Total from investment operations	4.20	(0.51)		2.21	(0.37)

LESS DISTRIBUTIONS FROM:
Net investment income	(0.14)	(0.16)		(0.17)	(0.12)
Net realized gains	(1.08)	(0.02)		(0.54)	(0.28)
Return of capital	—	(0.00	)(4)	—	(0.03)
Total distributions	(1.22)	(0.18)		(0.71)	(0.43)
Net asset value, end of year	$12.99	$10.01		$10.70	$9.20

TOTAL RETURN(5)	42.78%	-4.51%		24.22%	-3.86%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of year (in thousands)	$30	$18		$11	$9
Ratio of gross expenses to average net assets:
Before expense waiver/reimbursement(6)	1.12%	1.52%		1.70%	12.23%
After expense waiver/reimbursement(6)	1.02%	1.02%		1.02%	0.73	%(7)
Ratio of net investment income to average net assets(6)	0.82%	1.42%		1.14%	2.07%
Portfolio turnover rate(5)(8)	122%	216%		149%	148%

(1)	Inception date of the Fund was January 1, 2018.
(2)	For an Investor Class share outstanding for the entire year.
(3)	Calculated based on average shares outstanding during the year.
(4)	Amount per share is less than $0.005.
(5)	Not annualized for periods less than one year.
(6)	Annualized for periods less than one year.
(7)	The effect of the voluntary expense reimbursement on an Investor Class share as of December 31, 2018 was 0.285%.
(8)
The portfolio turnover disclosed is for the Fund as a whole.  The numerator for the portfolio turnover rate includes the lesser of purchases or sales (excluding short-term investments). The denominator includes the average fair value of long positions throughout the year.

The accompanying notes are an integral part of these financial statements.

HEITMAN US REAL ESTATE SECURITIES FUND

Notes to the Financial Statements
December 31, 2021

1.  ORGANIZATION

Series Portfolios Trust (the “Trust”) was organized as a Delaware statutory trust under a Declaration of Trust dated July 27, 2015. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Heitman US Real Estate Securities Fund (the “Fund”) is a “non-diversified company” as that term is defined in the 1940 Act. Investment advisory services are provided to the Fund by Heitman Real Estate Securities, LLC (the “Adviser”), pursuant to the Investment Advisory Agreement (the “Advisory Agreement”). The Adviser’s parent company is Heitman LLC. The Adviser may be deemed to be controlled by KE I LLC, a Delaware limited liability company that is 100% owned by and controlled by the employees of Heitman LLC.

The primary investment objective of the Fund seeks to achieve long-term total return. The Fund commenced operations on January 1, 2018. The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (the “Codification”) Topic 946 Financial Services – Investment Companies. The Fund does not hold itself out as related to any other series of the Trust for purposes of investment and investor services, nor does it share the same investment adviser with any other series of the Trust.

The Fund offers two share classes, Institutional Class and Investor Class. Neither class of shares have any front-end sales loads or deferred sales charges; however, both classes have a 1.00% redemption fee on shares held 30 days or less. Investor Class shares are subject to a distribution fee and a shareholder servicing fee of up to 0.25% and 0.15% of average daily net assets, respectively. Institutional Class shares are not subject to a distribution fee or shareholder servicing fee.

The Fund may issue an unlimited number of shares of beneficial interest, with no par value. All shares of the Fund have equal rights and privileges except with respect to distribution and shareholder servicing fees and voting rights on matters affecting a single share class.

2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

A.  Investment Valuation – The following is a summary of the Fund’s pricing procedures. It is intended to be a general discussion and may not necessarily reflect all the pricing procedures followed by the Fund. Equity securities, including common stocks, preferred stocks, and real estate investment trusts (“REITs”) that are traded on a national securities exchange, except those listed on the Nasdaq Global Market®, Nasdaq Global Select Market® and the Nasdaq Capital Market® exchanges (collectively “Nasdaq”), are valued at the last reported sale price on that exchange on which the security is principally traded. Securities traded on Nasdaq will be valued at the Nasdaq Official Closing Price (“NOCP”). If, on a particular day, an exchange traded or Nasdaq security does not trade, then the mean between the most recent quoted bid and asked prices will be used. All equity securities that are not traded on a listed exchange are valued at the last sale price in the over-the-counter market. If a non-exchange traded equity security does not trade on a particular day, then the mean between the last quoted closing bid and asked prices will be used. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

HEITMAN US REAL ESTATE SECURITIES FUND

Notes to the Financial Statements – Continued
December 31, 2021

Fixed income securities, including short-term debt instruments having a maturity less than 60 days, are valued at the evaluated mean price supplied by an approved independent third-party pricing service (“Pricing Service”). These securities are categorized in Level 2 of the fair value hierarchy.

Exchange traded funds are valued at the last reported sale price on the exchange on which the security is principally traded. If, on a particular day, an exchange traded fund does not trade, then the mean between the most recent quoted bid and asked prices will be used. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Investments in registered open–end investment companies (including money market funds), other than exchange traded funds, are valued at their reported net asset value (“NAV”) per share. To the extent these securities are valued at their NAV per share, they are categorized in Level 1 of the fair value hierarchy.

Securities for which market quotations are not readily available, or if the closing price does not represent fair value, are valued following procedures approved by the Board of Trustees (the “Board”). These procedures consider many factors, including the type of security, size of holding, trading volume and news events. There can be no assurance that the Fund could obtain the fair value assigned to a security if they were to sell the security at approximately the time at which the Fund determines their net asset values per share. The Board has established a Valuation Committee to administer, implement, and oversee the fair valuation process, and to make fair value decisions when necessary. The Board regularly reviews reports that describe any fair value determinations and methods.

The Fund has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion in changes in valuation techniques and related inputs during the period and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 –
Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

HEITMAN US REAL ESTATE SECURITIES FUND

Notes to the Financial Statements – Continued
December 31, 2021

The following table is a summary of the inputs used to value the Fund’s securities by level within the fair value hierarchy as of December 31, 2021:

Investments at Fair Value(1)	Level 1	Level 2	Level 3	Total
Assets
Common Stock	$1,987,561	$—	$—	$1,987,561
REITs	148,230,069	—	—	148,230,069
Short-Term Investments	1,518,719	—	—	1,518,719
	$151,736,349	$—	$—	$151,736,349

(1)	Please refer to the Schedule of Investments to view Common Stock and REITs segregated by sub-industry type.

During the year ended December 31, 2021, the Fund did not hold any Level 3 securities, nor were there any transfers into or out of Level 3.

B.  REITs – Investments in the real estate industry involve particular risks. The real estate industry has been subject to substantial fluctuations and declines on a local, regional and national basis in the past and may continue to be in the future. Real property values and income from real property may decline due to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, regulatory limitations on rents, changes in neighborhoods and in demographics, increases in market interest rates, or other factors. Factors such as these may adversely affect companies that own and operate real estate directly, companies that lend to such companies, and companies that service the real estate industry.

Investments in REITs also involve risks. Equity REITs will be affected by changes in the values of and income from the properties they own, while Mortgage REITs may be affected by the credit quality of the mortgage loans they hold. In addition, REITs are dependent on specialized management skills and on their ability to generate cash flow for operating purposes and to make distributions to shareholders or unitholders. REITs may have limited diversification and are subject to risks associated with obtaining financing for real property. As well as to the risk of self-liquidation. REITs also can be adversely affected by their failure to qualify for preferential tax treatment of their income under the Internal Revenue Code of 1986, as amended (the “Code”), or their failure to maintain an exemption from registration under the 1940 Act. By investing in REITs indirectly through the Fund, a shareholder bears not only a proportionate share of the expenses of the Fund, but also may indirectly bear similar expenses of some of the REITs in which it invests.

Real property investments are also subject to risks which are specific to the investment sector or type of property in which the real estate companies are investing.

•
Retail Properties. Retail properties are affected by the overall health of the applicable economy and may be adversely affected by the growth of alternative forms of retailing, bankruptcy, departure or cessation of operations of a tenant, a shift in consumer demand due to demographic changes, spending patterns and lease terminations.

•
Office Properties. Office properties are affected by the overall health of the economy and other factors such as a downturn in the businesses operated by their tenants, obsolescence and non-competitiveness.

HEITMAN US REAL ESTATE SECURITIES FUND

Notes to the Financial Statements – Continued
December 31, 2021

•
Hotel Properties. The risks of hotel properties include, among other things, the necessity of a high level of continuing capital expenditures, competition, increases in operating costs which may not be offset by increases in revenues, dependence on business and commercial travelers and tourism, increases in fuel costs and other expenses of travel and adverse effects of general and local economic conditions.

•
Healthcare Properties. Healthcare properties and healthcare providers are affected by several significant factors, including Federal, state and local laws governing licenses, certification, adequacy of care, pharmaceutical distribution, medical rates, equipment, personnel and other factors regarding operations; continued availability of revenue from government reimbursement programs (primarily Medicaid and Medicare); and competition on a local and regional basis.

•
Multifamily Properties. The value and successful operation of a multifamily property may be affected by a number of factors such as the location of the property, the ability of the management team, the level of mortgage rates, presence of competing properties, adverse economic conditions in the locale, oversupply and rent control laws or other laws affecting such properties.

•
Insurance Issues. Certain real estate companies may carry comprehensive liability, fire, flood, earthquake extended coverage and rental loss insurance with various policy specifications, limits and deductibles.

•	Credit Risk. Real estate investment trusts may be highly leveraged, and financial covenants may affect the ability of REITs to operate effectively.

•
Environmental Issues. In connection with the ownership (direct or indirect), operation, management and development of real properties that may contain hazardous or toxic substances, a portfolio company may be considered an owner, operator or responsible party of such properties and, therefore, may be potentially liable for removal or remediation costs, as well as certain other costs, including governmental fines and liabilities for injuries to persons and property.

•
Smaller Companies. Even the larger REITs in the industry tend to be small- to medium-sized companies in relation to the equity markets as a whole. REIT shares, therefore, can be more volatile than, and perform differently from, larger company stocks.

•
REIT Tax Issues. REITs are subject to a highly technical and complex set of provisions in the Code. It is possible that the Fund may invest in a real estate company which purports to be a REIT and that the company could fail to qualify as a REIT. In the event of any such unexpected failure to qualify as a REIT, the company would be subject to corporate level taxation, significantly reducing the return to the Fund on its investment in such a company.

C.  Foreign Securities and Currency Translation – Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not isolate the portion of the results of operations from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes

HEITMAN US REAL ESTATE SECURITIES FUND

Notes to the Financial Statements – Continued
December 31, 2021

recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period-end, resulting from changes in exchange rates.

Investments in foreign securities entail certain risks. There may be a possibility of nationalization or expropriation of assets, confiscatory taxation, political or financial instability, and diplomatic developments that could affect the value of the Fund’s investments in certain foreign countries. Since foreign securities normally are denominated and traded in foreign currencies, the value of the Fund’s assets may be affected favorably or unfavorably by currency exchange rates, currency exchange control regulations, foreign withholding taxes, and restrictions or prohibitions on the repatriation of foreign currencies. There may be less information publicly available about a foreign issuer than about a U.S. issuer, and foreign issuers are not generally subject to accounting, auditing, and financial reporting standards and practices comparable to those in the United States. The securities of some foreign issuers are less liquid and at times more volatile than securities of comparable U.S. issuers.

D.  Cash and Cash Equivalents – The Fund considers highly liquid short-term fixed income investments purchased with an original maturity of less than three months to be cash equivalents. Cash equivalents are included in short-term investments on the Schedule of Investments as well as in investments on the Statement of Assets and Liabilities. Temporary cash overdrafts are reported as payable to custodian.

E.  Guarantees and Indemnifications – In the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.

F.  Security Transactions, Income and Expenses – The Fund follows industry practice and records security transactions on the trade date. Realized gains and losses on sales of securities are calculated on the basis of identified cost. Dividend income is recorded on the ex-dividend date and interest income and expense is recorded on an accrual basis. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and regulations. Dividends received from the Fund’s investment in REITs may be characterized as ordinary income, net capital gain, or a return of capital. The proper characterization of REIT distributions is generally not known until after the end of each calendar year. The Fund must use estimates in reporting the character of its income and distributions for financial statement purposes. The actual character of distributions to Fund shareholders will be reflected on the Form 1099 received by shareholders after the end of the calendar year. Due to the nature of REIT investments, a portion of the distributions received by a Fund shareholder may represent a return of capital. Discounts and premiums on securities purchased are amortized over the expected life of the respective securities using the effective interest method.

G.  Allocation of Income, Expenses and Gains/Losses – Income, expenses (other than those deemed attributable to a specific share class), and gains and losses of the Fund are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of the net assets of the Fund. Expenses deemed directly attributable to a class of shares are recorded by the specific class. Most Fund expenses are allocated by class based on relative net assets. Distribution fees are expensed at up to 0.25% of average daily net assets of Investor Class shares (See Note 5). Shareholder servicing fees are expensed at an annual rate of up to 0.15% of average daily net assets of Investor Class shares (See Note 5). Sub-transfer agent fees are allocated to the Institutional Class. Trust Expenses associated with a specific fund in the Trust are charged to that fund. Common Trust expenses are typically allocated evenly between the funds of the Trust, or by other equitable means.

HEITMAN US REAL ESTATE SECURITIES FUND

Notes to the Financial Statements – Continued
December 31, 2021

H.  Share Valuation – The NAV per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for the Fund, rounded to the nearest cent. The Fund’s shares will not be priced on days which the New York Stock Exchange (“NYSE”) is closed for trading.

I.  Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

J.  Statement of Cash Flows – Pursuant to the Cash Flows Topic of the Codification, the Fund qualifies for an exemption from the requirement to provide a statement of cash flows and has elected not to provide a statement of cash flows.

3.  RELATED PARTY TRANSACTIONS

The Trust has an agreement with the Adviser to furnish investment advisory services to the Fund. Pursuant to the Advisory Agreement, the Adviser is entitled to receive, on a monthly basis, an annual advisory fee equal to 0.57% of the Fund’s average daily net assets.

The Adviser has contractually agreed to reduce its management fees and/or absorb expenses of the Fund to ensure that total annual operating expenses after fee waiver and/or expense reimbursement (excluding distribution fees – Investor Class (See Note 5), shareholder servicing fees – Investor Class (See Note 5), acquired fund fees and expenses, front-end or contingent deferred loads, dividends and interest on short positions, taxes, leverage interest, brokerage fees (including commissions, mark-ups and mark-downs, other transactional expenses, annual account fees for margin accounts, expenses incurred in connection with any merger or reorganization, or extraordinary expenses such as litigation) do not exceed 0.77% of the Fund’s average daily net asset value. The Adviser may request recoupment of previously waived fees and reimbursed Fund expenses from the Fund for three years from the date they were waived or reimbursed, provided that, after payment of the recoupment, the Total Annual Fund Operating Expenses do not exceed the lesser of the Expense Cap: (i) in effect at the time of the waiver or reimbursement; or (ii) in effect at the time of recoupment. Fees voluntarily waived are not subject to recoupment and will be absorbed by the Adviser. The Operating Expenses Limitation Agreement is in effect and cannot be terminated through April 30, 2030. Thereafter, the agreement may be terminated any time upon 60 days written notice and approval by the Board and the Adviser, with consent of the Board. Waived fees and reimbursed expenses subject to potential recovery by year of expiration are as follows:

Expiration	Amount
January 2022 to December 2022	$208,444
January 2023 to December 2023	$218,062
January 2024 to December 2024	$137,143

U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Fund Services” or the “Administrator”) acts as the Fund’s Administrator, transfer agent, and fund accountant. U.S. Bank N.A. (the “Custodian”) serves as the custodian to the Fund. The Custodian is an affiliate of the Administrator. The Administrator performs various administrative and accounting services for the Fund. The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be

HEITMAN US REAL ESTATE SECURITIES FUND

Notes to the Financial Statements – Continued
December 31, 2021

supplied to the Trustees; monitors the activities of the Fund’s custodian; coordinates the payment of the Fund’s expenses and reviews the Fund’s expense accruals. The officers of the Trust, including the Chief Compliance Officer, are employees of the Administrator. As compensation for its services, the Administrator is entitled to a monthly fee at an annual rate based upon the average daily net assets of the Fund, subject to annual minimums. Fees paid by the Fund for administration and accounting, transfer agency, custody and compliance services for the year ended December 31, 2021, are disclosed in the Statement of Operations.

Quasar Distributors, LLC is the Fund’s distributor (the “Distributor”). The Distributor is not affiliated with the Adviser, Fund Services, or its affiliated companies.

4.  TAX FOOTNOTE

Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, necessary to qualify as a regulated investment company and distributes substantially all net taxable investment income and net realized gains to shareholders in a manner which results in no tax cost to the Fund. Therefore, no federal income or excise tax provision is required. As of and during the year ended December 31, 2021, the Fund did not have any tax positions that did not meet the “more-likely-than-not” threshold of being sustained by the applicable tax authority and did not have liabilities for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits on uncertain tax positions as income tax expense in the Statement of Operations. The Fund is subject to examination by taxing authorities for the tax periods since the commencement of operations.

As of December 31, 2021, the Fund’s most recently completed fiscal year end, the components of accumulated earnings (losses) for income tax purposes were as follows:

Tax cost of investments*	$122,903,781
Gross unrealized appreciation	$30,273,381
Gross unrealized depreciation	(1,440,813)
Net unrealized appreciation	28,832,568
Undistributed ordinary income	1,672,824
Undistributed long-term capital gain	684,996
Other accumulated gain (loss)	—
Total distributable earnings	$31,190,388

*	Represents cost for federal income tax purposes and differs from cost for financial reporting purposes due to wash sales.

As of December 31, 2021 the Fund did not have any capital loss carryover.  The Fund utilized $1,391,341 in capital loss carryover for the year ended December 31, 2021.

A regulated investment company may elect for any taxable year to treat any portion of any qualified late year loss as arising on the first day of the next taxable year. Qualified late year losses are certain capital, and ordinary losses which occur during the portion of the Fund’s taxable period subsequent to October 31. The Fund did not defer any late year losses.

Distributions to Shareholders – The Fund distributes substantially all net investment income, if any, and net realized capital gains, if any, annually. Distributions to shareholders are recorded on the ex-dividend date. The

HEITMAN US REAL ESTATE SECURITIES FUND

Notes to the Financial Statements – Continued
December 31, 2021

treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, GAAP requires that they be reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset values per share of the Fund. For the year ended December 31, 2021, the following table shows the reclassifications made:

Distributable Earnings	Paid-in-Capital
$—	$—

The tax character of distributions paid for the years ended December 31, 2021, and December 31, 2020 were as follows:

	Ordinary Income*	Long-Term Capital Gain	Return of Capital	Total
2021	$11,858,987	$1,536,590	$—	$13,395,577
2020	876,810	241,887	250	1,118,947

*	For federal income tax purposes, distributions of short-term capital gains are treated as ordinary income distributions.

5.  DISTRIBUTION & SHAREHOLDER SERVICING FEES

The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 (the “Plan”) for the Investor Class. The Plan permits the Fund to pay for distribution and related expenses at an annual rate of 0.25% average daily net assets of the Investor Class. Amounts paid under the Plan are paid to the Distributor to compensate it for costs of the services it provides to the Investor Class shares of the Fund and the expenses it bears in the distribution of the Fund’s Investor Class shares, including overhead and telephone expenses; printing and distribution of prospectuses and reports used in connection with the offering of the Fund’s Investor class shares to prospective investors; and preparation, printing, payments to intermediaries and distribution of sales literature and advertising materials.

Under the Plan, the Board will be furnished quarterly with information detailing the amount of expenses paid under the Plan and the purposes for which payments were made. The Plan may be terminated at any time by vote of a majority of the Board of the Trust who are not interested persons. Continuation of the Plan is considered by the Board no less frequently than annually. For the year ended December 31, 2021, the Investor Class incurred expenses of $62 pursuant to the Plan.

In addition, pursuant to a Shareholder Servicing Plan (the “Shareholder Servicing Plan”) adopted by the Trust on behalf of the Fund, the Adviser is authorized to engage financial institutions, securities dealers and other industry professionals (each a “Shareholder Servicing Agent”) to provide personal shareholder services relating to the servicing and maintenance of shareholder accounts not otherwise provided to the Fund. Payments made pursuant to the Shareholder Servicing Plan shall not exceed 0.15% of the average daily net asset value of the Investor Class of the Fund’s shares. For the year ended December 31, 2021, the Investor Class did not incur any expenses under the plan.

Payments made under the Shareholder Servicing Plan shall be used to compensate Shareholder Servicing Agents for providing general shareholder liaison services, including, but not limited to: (i) answering inquiries from

HEITMAN US REAL ESTATE SECURITIES FUND

Notes to the Financial Statements – Continued
December 31, 2021

shareholders regarding account status and history, the manner in which purchases and redemptions of the Fund shares may be affected, and other matters pertaining to the Fund; (ii) assisting shareholders in designating and changing dividend options, account designations and addresses; (iii) arranging for wiring of funds and transmitting and receiving funds in connection with orders to purchase or redeem fund shares; (iv) verifying and guaranteeing shareholder signatures in connection with orders to purchase or redeem fund shares; (v) providing such other similar services related to the maintenance of shareholder accounts; and (vi) providing necessary personnel and facilities to conduct the activities described above.

Distribution and shareholder servicing fees are not subject to the Operating Expenses Limitation Agreement (See Note 3) to reduce management fees and/or absorb Fund expenses by the Adviser. Distribution and shareholder servicing fees will increase the expenses beyond the Operating Expenses Limitation Agreement rate of 0.77% for the Investor Class shares.

6.  INVESTMENT TRANSACTIONS

The aggregate purchases and sales, excluding short-term investments, by the Fund for the year ended December 31, 2021, were as follows:

	Purchases	Sales
U.S. Government	$—	$—
Other	153,667,850	153,778,325

7.  BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the Investment Company Act of 1940. As of December 31, 2021, two beneficial ownership accounts owned 74.75% of the outstanding shares of the Fund.

8.  COVID-19

The global outbreak of COVID-19 (commonly referred to as “coronavirus”) has disrupted economic markets and the prolonged economic impact is uncertain. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, and industries and individual issuers, are not known. The operational and financial performance of the issuers of securities in which the Fund invests depends on future developments, including the duration and spread of the outbreak, and such uncertainty may in turn adversely affect the value of liquidity of the Fund’s investments, impair the Fund’s ability to satisfy redemption requests, and negatively impact the Fund’s performance.

9.  SUBSEQUENT EVENTS

Management has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued and has determined that no additional items require recognition or disclosure.

HEITMAN US REAL ESTATE SECURITIES FUND

Report of Independent Registered Public Accounting Firm

To the Shareholders of Heitman US Real Estate Securities Fund and
Board of Trustees of Series Portfolios Trust

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Heitman US Real Estate Securities Fund (the “Fund”), a series of Series Portfolios Trust, as of December 31, 2021, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the related notes, and the financial highlights for each of the four years in the period then ended (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2021, the results of its operations for the year then ended, the changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits.  We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements.  We believe that our audits provide a reasonable basis for our opinion.

We have served as the Fund’s auditor since 2017.

COHEN & COMPANY, LTD.
Milwaukee, Wisconsin
February 28, 2022

HEITMAN US REAL ESTATE SECURITIES FUND

Board Consideration of Investment Advisory Agreement (Unaudited)
December 31, 2021

Under Section 15 of the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board” or the “Trustees”) of Series Portfolios Trust (the “Trust”), including a majority of the Trustees who have no direct or indirect interest in the investment advisory agreement and who are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), must determine annually whether to approve the continuation of the Trust’s investment advisory agreements.

At a meeting held on July 22, 2021 (the “Meeting”), the Board, including the Independent Trustees, considered and approved the continuance of the advisory agreement (the “Advisory Agreement”) between the Trust, on behalf of the Heitman US Real Estate Securities Fund (the “Fund”), and Heitman Real Estate Securities LLC (“Heitman”), for an additional one-year term. At the Meeting, the Board considered the factors and reached the conclusions described below in reviewing and approving Heitman to continue serving as the Fund’s investment adviser for another year.

In connection with the annual review process and in advance of the Meeting, Heitman provided information to the Board in response to requests submitted to it by U.S. Bank Global Fund Services (“Fund Services”), the Fund’s administrator, on behalf of the Board, to facilitate the Board’s evaluation of the terms of the Advisory Agreement. The information furnished by Heitman included materials describing, among other matters: (i) the nature, extent, and quality of the services provided by Heitman, including Heitman’s portfolio managers and other personnel, and the investment practices and techniques used by Heitman in managing the Fund; (ii) the historical investment performance of the Fund; (iii) the management fees payable by the Fund to Heitman and the Fund’s overall fees and operating expenses compared with those of a peer group of mutual funds; (iv) Heitman’s profitability and economies of scale; and (v) other ancillary or “fall-out” benefits Heitman and/or its affiliates may receive based on their relationships with the Fund. In addition to the Meeting, the Board met on June 24, 2021 with Fund Services and counsel to discuss the materials that had been furnished by Heitman in response to the information requests.  The Board also considered information furnished to the Board at its meetings periodically over the course of the year. At these meetings, representatives of Heitman furnished quarterly reports and other information to the Board regarding the performance of the Fund, the services provided to the Fund by Heitman, and compliance and operational matters related to the Fund and Heitman.

In considering and approving the Advisory Agreement for another year, the Board considered the information it deemed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through previous interactions with Heitman. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors. The Independent Trustees were assisted in their evaluation of the Advisory Agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from management and the Interested Trustee on several occasions. The following summarizes a number of relevant, but not necessarily all, factors considered by the Board in approving the continuation of the Advisory Agreement.

NATURE, EXTENT AND QUALITY OF SERVICES PROVIDED TO THE FUND

The Board considered the nature, extent and quality of services provided to the Fund by Heitman under the Advisory Agreement. This information included, among other things, the qualifications, background, tenure and responsibilities of each of the portfolio managers who are primarily responsible for the day-to-day portfolio management of the Fund. It also included information about Heitman’s investment process and investment strategy for the Fund, the approach to security selection and the overall positioning of the Fund’s portfolio. The Board noted that Heitman had been managing the Fund’s portfolio since its inception.

HEITMAN US REAL ESTATE SECURITIES FUND

Board Consideration of Investment Advisory Agreement (Unaudited) – Continued
December 31, 2021

The Board evaluated the ability of Heitman, based on attributes such as its financial condition, resources and reputation, to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. The Board further considered Heitman’s compliance program and its compliance record since the inception of the Fund, noting no material deficiencies.

Based on the above factors, as well as those discussed below, the Board concluded, within the context of its full deliberations, that Heitman is capable of continuing to provide services of the nature, extent and quality contemplated by the terms of the Advisory Agreement.

INVESTMENT PERFORMANCE

The Board considered the Fund’s investment performance information as of June 30, 2021 as compared to its benchmark index, the FTSE NAREIT Equity Index. The Board noted that the Fund’s Institutional Class shares had outperformed the index for the three-year and since inception periods ended June 30, 2021, but underperformed the index for the one-year period. Additionally, the Board considered the Fund’s investment performance for the year-to-date, one-year and three-year periods ended April 30, 2021 as compared to a peer group derived from funds in the Morningstar, Inc. (“Morningstar”) US Fund Real Estate category (the “Performance Peer Group”). The Board noted that the Fund’s Institutional Class shares outperformed the Performance Peer Group median and average for the year-to-date and since inception periods ended April 30, 2021. The Board also noted that the Fund’s Institutional Class underperformed the Performance Peer Group median and average for the one-year period.

After considering the investment performance information described above, the Trustees concluded that the performance obtained by Heitman for the Fund was satisfactory under current market conditions.  Although past performance is not a guarantee or indication of future results, the Trustees had continued confidence in Heitman’s overall capabilities to manage the Fund.

FEES AND EXPENSES

The Board reviewed and considered the contractual investment management fee rate payable by the Fund to Heitman for investment management services (the “Management Fee Rate”). Among other information reviewed by the Board was a comparison of the Management Fee Rate of the Fund with those of other funds in an expense group (the “Expense Group”) that was derived from information provided by Morningstar based on screening criteria applied by Fund Services in consultation with Heitman. The Board noted that the Management Fee Rate was lower than the Expense Group average and median.

The Board received and evaluated information about the nature and extent of responsibilities and duties, as well as the entrepreneurial and other risks, assumed by Heitman. The Board also requested information about the nature and extent of services offered and fee rates charged by Heitman to other types of clients and was advised that the fees charged to the Fund were in line with the standard fee structure charged to accounts in the Heitman US Real Estate Securities Strategy.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the Management Fee Rate was reasonable in light of the services expected to be covered, and those currently being covered, by the Advisory Agreement.

HEITMAN US REAL ESTATE SECURITIES FUND

Board Consideration of Investment Advisory Agreement (Unaudited) – Continued
December 31, 2021

The Board received and considered information regarding the Fund’s net operating expense ratios and their various components, including contractual and/or estimated management fees, administrative fees, custodian and other non-management fees, Rule 12b-1 fees and non-Rule 12b-1 service fees and fee waiver and expense reimbursement arrangements. The Board recognized that Heitman had entered into an expense limitation agreement (the “Expense Limitation Agreement”) to limit the total annual fund operating expenses of each class of the Fund (excluding Rule 12b-1 fees, shareholder servicing fees, redemption fees, swap fees and expenses, dividends and interest on short positions, taxes, leverage interest, brokerage fees (including commissions, mark-ups and mark-downs), annual account fees for margin accounts, expenses incurred in connection with any merger or reorganization, or extraordinary expenses such as litigation). The Board considered the net operating expense ratios in comparison to the average and median ratios of the Expense Group. The Board noted that the Fund’s net expense ratio for the Institutional Class shares was among the lowest in the category and lower than both the average ratio and median ratio of the Expense Group. The Board received a description of the methodology and screening criteria used by Fund Services to select the mutual funds and share classes in the Expense Group. While the Board recognized that comparisons between the Fund and Expense Peer Group may be imprecise, the comparative information assisted the Board in evaluating the reasonableness of the Fund’s Management Fee Rate and net expense ratios.

Based on its consideration of the factors and information it deemed relevant, including the features of the Fund as described above, the Board concluded that the expense structure of the Fund supported the continuation of the Advisory Agreement.

PROFITABILITY AND ECONOMIES OF SCALE

The Board requested and received a report on Heitman’s revenue and expenses resulting from services provided to the Fund pursuant to the Advisory Agreement for the twelve months ended March 31, 2021. The Board noted that Heitman has subsidized the Fund’s operations since inception, but has not yet recouped those subsidies. The Board recognized that Heitman was not currently experiencing any net profits from its management of the Fund. The Board also recognized that the Fund had limited operating history and that Heitman expected to be profitable over time as the Fund continued to increase its assets under management. The Board noted that it would have an opportunity to consider Heitman’s profitability in the context of future contract renewals.

With respect to economies of scale, the Board reviewed the Fund’s operating history and noted that the Fund had experienced growth since it commenced operations. The Board then considered whether the Fund was large enough to generate economies of scale for the benefit of shareholders or whether economies of scale would be expected to be realized as Fund assets grow. The Board was advised that the Expense Limitation Agreement limits costs to shareholders and provides a means of sharing potential economies of scale with the Fund’s shareholders. The Board noted that it would have an opportunity to consider economies of scale in the context of future contract renewals as Heitman continues to expand its operations and the Fund grows.

ANCILLARY BENEFITS DERIVED FROM THE RELATIONSHIP WITH THE FUND

The Board received and considered information regarding ancillary or “fall-out” benefits to Heitman as a result of its relationship with the Fund. Ancillary benefits could include, among others, benefits attributable to research credits generated by Fund portfolio transactions. In this regard, the Board considered that Heitman confirmed it had benefited firm-wide from research credits generated by Fund portfolio transactions over the past twelve

HEITMAN US REAL ESTATE SECURITIES FUND

Board Consideration of Investment Advisory Agreement (Unaudited) – Continued
December 31, 2021

months. Ancillary benefits could also include benefits potentially derived from an increase in Heitman’s business as a result of its relationship with the Fund (such as the ability to market to shareholders other potential financial products and services offered by Heitman, or to operate other products and services that follow investment strategies similar to those of the Fund). Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits received by Heitman were unreasonable.

CONCLUSIONS

In considering the renewal of the Advisory Agreement, the Trustees did not identify any one factor as all-important, but rather considered these factors collectively in light of the Fund’s surrounding circumstances.  After considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously approved the Advisory Agreement for an additional one-year term.

HEITMAN US REAL ESTATE SECURITIES FUND

Statement Regarding Liquidity Risk Management Program (Unaudited)
December 31, 2021

In accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended, Series Portfolios Trust (the “Trust”) has adopted and implemented a liquidity risk management program (the “Trust Program”). As required under the Trust Program, Heitman Real Estate Securities LLC (the “Adviser”), the investment adviser to the Heitman US Real Estate Securities Fund (the “Fund”), a series of the Trust, has adopted and implemented a liquidity risk management program tailored specifically to the Fund (the “Adviser Program”). The Adviser Program seeks to promote effective liquidity risk management for the Fund and to protect Fund shareholders from dilution of their interests. The Board of Trustees (the “Board”) of the Trust has approved the Adviser as the administrator for the Adviser Program (the “Program Administrator”). The Program Administrator has further delegated administration of the Adviser Program to its Liquidity Risk Management Program Administrator Committee. The Program Administrator is required to provide a written annual report to the Board and the Trust’s chief compliance officer regarding the adequacy and effectiveness of the Adviser Program, including the operation of the Fund’s highly liquid investment minimum, if applicable, and any material changes to the Adviser Program.

On October 22, 2021, the Board reviewed the Program Administrator’s written annual report for the period July 1, 2020 through May 31, 2021 (the “Report”). The Report provided an assessment of the Fund’s liquidity risk: the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of the remaining investors’ interests in the Fund. The Adviser Program assesses liquidity risk under both normal and reasonably foreseeable stressed market conditions. The Program Administrator has retained ICE Data Services, Inc., a third-party vendor, to provide portfolio investment classification services, and the Report noted that the Fund primarily held investments that were classified as highly liquid during the review period. The Report noted that the Fund’s portfolio is expected to continue to primarily hold highly liquid investments and the determination that the Fund be designated as a “primarily highly liquid fund” (as defined in Rule 22e-4) remains appropriate and the Fund can therefore continue to rely on the exclusion in Rule 22e-4 from the requirements to determine and review a highly liquid investment minimum for the Fund and to adopt policies and procedures for responding to a highly liquid investment minimum shortfall. The Report noted that there were no breaches of the Fund’s restriction on holding illiquid investments exceeding 15% of its net assets during the review period. The Report confirmed that the Fund’s investment strategy was appropriate for an open-end management investment company. The Report also indicated that no material changes had been made to the Adviser Program during the review period.

The Program Administrator determined that the Fund is reasonably likely to be able to meet redemption requests without adversely affecting non-redeeming Fund shareholders through significant dilution. The Program Administrator concluded that the Adviser Program was adequately designed and effectively implemented during the review period.

HEITMAN US REAL ESTATE SECURITIES FUND

Additional Information (Unaudited)
December 31, 2021

TRUSTEES AND OFFICERS

Number of
Portfolios
				in Fund	Other
	Positions	Term of Office		Complex(2)	Directorships
Name and	with	and Length of	Principal Occupations	Overseen	Held During
Year of Birth	the Trust	Time Served	During Past Five Years	by Trustees	Past Five Years

Independent Trustees of the Trust(1)

Koji Felton	Trustee	Indefinite Term;	Counsel, Kohlberg Kravis	1	Independent
(born 1961)		Since	Roberts & Co. L.P.		Trustee, Listed
		September	(2013 – 2015).		Funds Trust
		2015.			(Since 2019).

Debra McGinty-Poteet	Trustee	Indefinite Term;	Retired.	1	Independent
(born 1956)		Since			Trustee, First
		September			Western Funds
		2015.			Trust (Since
May 2015).

Daniel B. Willey	Trustee	Indefinite Term;	Retired. Chief Compliance	1	None
(born 1955)		Since	Officer, United Nations
		September	Joint Staff Pension Fund
		2015.	(2009 – 2017).

Interested Trustee

Elaine E. Richards(3)	Chair,	Indefinite Term;	Senior Vice President,	1	None
(born 1965)	Trustee	Since	U.S. Bank Global Fund
		July	Services (since 2007).
2021.

Officers of the Trust

Ryan L. Roell	President	Indefinite Term;	Vice President,	Not	Not
(born 1973)	and Principal	Since	U.S. Bank Global Fund	Applicable	Applicable
	Executive	July	Services (since 2005).
	Officer	2019.

Cullen O. Small	Vice	Indefinite Term;	Vice President,	Not	Not
(born 1987)	President,	Since	U.S. Bank Global Fund	Applicable	Applicable
	Treasurer and	January	Services (since 2010).
	Principal	2019.
Financial
Officer

HEITMAN US REAL ESTATE SECURITIES FUND

Additional Information (Unaudited) – Continued
December 31, 2021

Number of
Portfolios
				in Fund	Other
	Positions	Term of Office		Complex(2)	Directorships
Name and	with	and Length of	Principal Occupations	Overseen	Held During
Year of Birth	the Trust	Time Served	During Past Five Years	by Trustees	Past Five Years

Donna Barrette	Vice	Indefinite Term;	Senior Vice President	Not	Not
(born 1966)	President,	Since	and Compliance Officer,	Applicable	Applicable
	Chief	November	U.S. Bank Global Fund
	Compliance	2019.	Services (since 2004).
Officer and
Anti-Money
Laundering
Officer

Adam W. Smith	Secretary	Indefinite Term;	Vice President,	Not	Not
(born 1981)		Since	U.S. Bank Global Fund	Applicable	Applicable
		June	Services (since 2012).
2019.

Hailey S. Glaser	Assistant	Indefinite Term;	Assistant Vice President,	Not	Not
(born 1989)	Treasurer	Since	U.S. Bank Global Fund	Applicable	Applicable
		July	Services (since 2015);
		2019.	Audit Senior,
Deloitte & Touche LP
(2012 – 2015).

Kristen M. Pierson	Assistant	Indefinite Term;	Assistant Vice President,	Not	Not
(born 1979)	Treasurer	Since	U.S. Bank Global Fund	Applicable	Applicable
		July	Services (since 2017);
		2019.	Lead Fund Accountant,
UMB Fund Services, Inc.
(2006 – 2017).

(1)	The Trustees of the Trust who are not “interested persons” of the Trust as defined by the 1940 Act (“Independent Trustees”).
(2)
As of December 31, 2021, the Trust was comprised of 9 portfolios (including the Fund) managed by unaffiliated investment advisers. The term “Fund Complex” applies only to the Fund. The Fund does not hold itself out as related to any other series within the Trust for investment purposes, nor does it share the same investment adviser with any other series within the Trust.

(3)
Ms. Richards, as a result of her employment with U.S. Bank Global Fund Services, which acts as transfer agent, administrator, and fund accountant to the Trust, is considered to be an “interested person” of the Trust, as defined by the 1940 Act.

HEITMAN US REAL ESTATE SECURITIES FUND

Additional Information (Unaudited) – Continued
December 31, 2021

AVAILABILITY OF FUND PORTFOLIO INFORMATION

The Fund files complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Part F of Form N-PORT (beginning with filings after March 31, 2020), which is available on the SEC’s website at www.sec.gov. The Fund’s Part F of Form N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. For information on the Public Reference Room call 1-800-SEC-0330. In addition, the Fund’s Part F of Form N-PORT is available without charge upon request by calling 1-888-799-2944.

AVAILABILITY OF PROXY VOTING INFORMATION

A description of the Fund’s Proxy Voting Policies and Procedures is available without charge, upon request, by calling 1-888-799-2944. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent period ended June 30, is available (1) without charge, upon request, by calling 1-888-799-2944, or (2) on the SEC’s website at www.sec.gov.

QUALIFIED DIVIDEND INCOME/DIVIDENDS RECEIVED DEDUCTION

For the fiscal year ended December 31, 2021, certain dividends paid by the Fund may be reported as qualified dividend income (“QDI”) and may be eligible for taxation at capital gains rates. The percentage of dividends declared from ordinary income designated as qualified dividend income was 0.20%.

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the period ended December 31, 2021 was 0.13%.

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue section 871 (k)(2)(c) was 84.74%.

HEITMAN US REAL ESTATE SECURITIES FUND

Privacy Notice (Unaudited)

The Fund collects non-public information about you from the following sources:

•	Information we receive about you on applications or other forms;

•	Information you give us orally; and/or

•	Information about your transactions with us or others

We do not disclose any non-public personal information about our customers or former customers without the customer’s authorization, except as permitted by law. We may share information with affiliated and unaffiliated third parties with whom we have contracts for servicing the Fund. We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibilities. We maintain physical, electronic and procedural safeguards to guard your personal information and require third parties to treat your personal information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker- dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with unaffiliated third parties.

INVESTMENT ADVISER
Heitman Real Estate Securities, LLC
191 North Wacker Drive
Chicago, IL 60606

DISTRIBUTOR
Quasar Distributors, LLC
111 East Kilbourn Avenue, Suite 2200
Milwaukee, WI 53202

CUSTODIAN
U.S. Bank N.A.
1555 North Rivercenter Drive
Milwaukee, WI 53212

ADMINISTRATOR, FUND ACCOUNTANT AND TRANSFER AGENT
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI 53202

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Cohen & Company, Ltd.
342 North Water Street, Suite 830
Milwaukee, WI 53202

LEGAL COUNSEL
Goodwin Procter LLP
1900 N Street, NW
Washington, DC 20036

This report must be accompanied or preceded by a prospectus.

The Fund’s Statement of Additional Information contains additional information about the Fund’s trustees and is available without charge upon request by calling 1-888-799-2944.

(b)	Not applicable.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any substantive amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

File:  A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee.  Debra McGinty-Poteet is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N‑CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past fiscal year. “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for the past fiscal year.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning; including reviewing the Fund’s tax returns and distribution calculations. There were no “other services” provided by the principal accountant.  For the fiscal years ended December 31, 2021 and December 31, 2020, the Fund’s principal accountant was Cohen & Company, Ltd.  The following table details the aggregate fees billed or expected to be billed for the each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 12/31/2021	FYE 12/31/2020
Audit Fees	$17,000	$17,000
Audit-Related Fees	$0	$0
Tax Fees	$5,500	$5,500
All Other Fees	$0	$0

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre‑approve all audit and non‑audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Cohen & Company, Ltd. applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 12/31/2021	FYE 12/31/2020
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full‑time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the two fiscal years.  The audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 12/31/2021	FYE 12/31/2020
Registrant	$0	$0
Registrant’s Investment Adviser	$0	$0

The registrant has not been identified by the U.S. Securities and Exchange Commission as having filed an annual report issued by a registered public accounting firm branch or office that is located in a foreign jurisdiction where the Public Company Accounting Oversight Board is unable to inspect or completely investigate because of a position taken by an authority in that jurisdiction.

The registrant is not a foreign issuer.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Schedule of Investments.

(a) Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchases.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no significant changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant. There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certification pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Series Portfolios Trust

By (Signature and Title)*  /s/ Ryan L. Roell
Ryan L. Roell, President

Date    March 9, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*  /s/ Ryan L. Roell
Ryan L. Roell, President

Date    March 9, 2022

By (Signature and Title)*  /s/ Cullen O. Small
Cullen O. Small, Treasurer

Date    March 9, 2022

* Print the name and title of each signing officer under his or her signature.